Exhibit 99.1

JUN E 20 25 INVESTOR PRESENTATION O NE L IBERTY P ROPERTIES

THIS PRESENTATION CONTAINS CERTAIN FORWARD - LOOKING STATEMENTS WITHIN THE MEANING OF SECTION 27 A OF THE SECURITIES ACT OF 1933 , AS AMENDED, AND SECTION 21 E OF THE SECURITIES EXCHANGE ACT OF 1934 , AS AMENDED . WE INTEND SUCH FORWARD - LOOKING STATEMENTS TO BE COVERED BY THE SAFE HARBOR PROVISION FOR FORWARD - LOOKING STATEMENTS CONTAINED IN THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND INCLUDE THIS STATEMENT FOR PURPOSES OF COMPLYING WITH THESE SAFE HARBOR PROVISIONS . FORWARD - LOOKING STATEMENTS, WHICH ARE BASED ON CERTAIN ASSUMPTIONS AND DESCRIBE OUR FUTURE PLANS, STRATEGIES AND EXPECTATIONS, ARE GENERALLY IDENTIFIABLE BY USE OF THE WORDS “MAY,” “WILL,” “COULD,” “BELIEVE,” “EXPECT,” “INTEND,” “ANTICIPATE,” “ESTIMATE,” “PROJECT,” O R SIMILAR EXPRESSIONS O R VARIATIONS THEREOF AND INCLUDE, WITHOUT LIMITATIONS, STATEMENTS REGARDING OUR FUTURE ESTIMATED RENTAL INCOME, FUNDS FROM OPERATIONS, ADJUSTED FUNDS FROM OPERATIONS AND OUR DIVIDEND . YOU SHOULD NOT RELY ON FORWARD - LOOKING STATEMENTS SINCE THEY INVOLVE KNOWN AND UNKNOWN RISKS, UNCERTAINTIES AND OTHER FACTORS WHICH ARE, IN SOME CASES, BEYOND OUR CONTROL AND WHICH COULD MATERIALLY AFFECT OUR RESULTS OF OPERATIONS, FINANCIAL CONDITION, CASH FLOWS, PERFORMANCE OR ACHIEVEMENTS . UNCERTAINTIES, RISKS AND FACTORS WHICH MAY CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM CURRENT EXPECTATIONS ARE CONTAINED IN OUR SEC FILINGS, AND, IN PARTICULAR, THE SECTIONS OF OUR ANNUAL REPORT ON FORM 10 - K FOR THE YEAR ENDED DECEMBER 31 , 2024 , AND QUARTERLY REPORTS ON FORM 10 - Q FILED THEREAFTER CAPTIONED “RISK FACTORS”, “CAUTIONARY NOTE REGARDING FORWARD LOOKING STATEMENTS”, AND “MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS” . COPIES OF THE SEC FILINGS MAY BE OBTAINED FROM US O R THE SEC . WE DO NOT UNDERTAKE TO PUBLICLY UPDATE OR REVISE ANY FORWARD - LOOKING STATEMENTS INCLUDED IN THIS PRESENTATION, WHETHER AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE . CAUTIONARY NOTE O N E L I B E R T Y P R O P E R T I E S , I N C . I N V E S T O R P R E S E N T A T I O N 2

COMPANY OVERVIEW □ Owner of well positioned, strong cash flow generating industrial assets □ Proven ability to evolve portfolio ownership to maximize cash flow over many decades □ Geographically diversified industrial portfolio □ Highly diversified tenant base with Top Five representing only 20% of total O N E L I B E R T Y P R O P E R T I E S , I N C . I N V E S T O R P R E S E N T A T I O N 3 3

INVESTMENT HIGHLIGHTS □ Successful execution on portfolio transformation to industrial properties □ Focused on strong Real Estate fundamentals □ Proven Acquisition team – over 19 new properties added since 2020 □ Reflecting strong cash flow – dividend paid 129 consecutive quarters or past 32 years □ Disciplined record through multiple economic cycles □ Alignment of interest with stockholders – significant insider ownership O N E L I B E R T Y P R O P E R T I E S , I N C . I N V E S T O R P R E S E N T A T I O N 4 4

HIGHLY EXPERIENCED MANAGEMENT TEAM

Patrick J. Callan, Jr. President & CEO	• Chief Executive Officer since 2008, President since 2006, Director since 2002 • Senior Vice President of First Washington Realty Inc. from 2004 to 2005. A joint venture with CalPERS that controlled 100 shopping centers (13 million square feet) which was sold for $2.6 billion to Regency Centers/Macquarie • Vice President of Kimco Realty Corporation (NYSE: KIM) from 1998 to 2004, joined in 1987. Responsible for a $3 billion, 200+ shopping center portfolio
Lawrence G. Ricketts, Jr. COO & EVP	• Chief Operating Officer since 2008 and Executive Vice President since 2006 (Vice President since 1999) • Over $3 billion of transaction experience in acquisitions, dispositions and financings
Isaac Kalish, CPA SVP & CFO	• Chief Financial Officer since 2023 and Senior Vice President since 2022 and Vice President from 2013 through 2022 • Vice President and Treasurer of BRT Apartments Corp. (NYSE: BRT) since 2013 and 2014, respectively, and Senior Vice President since 2022 • Treasurer of the managing general partner of Gould Investors L.P. since 2013
David W. Kalish, CPA SVP – Finance	• Senior Vice President – Finance since 2023 • Senior Vice President and Chief Financial Officer from 1990 through 2023. • Senior Vice President, Finance of BRT Apartments Corp. (NYSE: BRT) since 1998 and Senior Vice President and Chief Financial Officer of the managing general partner of Gould Investors L.P. since 1990
Matthew J. Gould Chairman	• Chairman of the Board since June 2013 and Vice Chairman from 2011 through 2013. President and Chief Executive Officer from 1989 to 1999; Senior Vice President from 1999 to 2011 • Senior Vice President of BRT Apartments Corp. (NYSE: BRT) since 1993 and Director since 2004 • Chairman/Manager of the managing general partner of Gould Investors L.P. since January 2013 and President and CEO from 1997 to 2012
Fredric H. Gould Vice Chairman	• Vice Chairman of the Board since June 2013. Chairman of the Board from 1989 to 2013 • Chairman of BRT Apartments Corp. (NYSE: BRT) from 1984 to April 2013 and Director since 1984 • Chairman Emeritus of the managing general partner of Gould Investors L.P. since January 2013 and Chairman from 1997 to 2013

ONE LIBERTY PROPERTIES, INC.
INVESTOR PRESENTATION
5

ATTRACTIVE PORTFOLIO FUNDAMENTALS (1)

Total Square Footage	11.7 M
Number of Properties	105
Occupancy	98.5%
Base Rent (2)	$77.6 M
Average Remaining Lease Term	4.9 Years



River Road Logistics Building 1 – Council Bluffs, IA



FedEx Ground – Lowell, AR (Northwest Arkansas MSA)

(1) Information presented as of March 31, 2025, including two properties owned by unconsolidated joint ventures

(2) Our 2025 Base Rent is approximately $77.6 million and represents, after giving effect to any abatements, concessions, deferrals or adjustments, the base rent (excluding tenant reimbursements) payable to us during the year ending December 31, 2025 under leases in effect at March 31, 2025. Base rent includes $235,000 from Hooters, a restaurant tenant at our Myrtle Beach, South Carolina property which filed for bankruptcy protection in April 2025.

ONE LIBERTY PROPERTIES, INC. INVESTOR PRESENTATION 6

2025 Base Rent (1) Number of Properties Type of Property $57,680,000 60 Industrial 10,249,000 23 Retail – General 3,449,000 9 Retail – Furniture 1,506,000 5 Retail – Office Supply 4,747,000 8 Other (2) $77,631,000 105 Total: FOCUSED INDUSTRIAL PORTFOLIO (1) See “ - Attractive Portfolio Fundamentals” for explanation of 2025 Base Rent (2) Other consists of the following property types: Office, Theaters, Health & Fitness, Veterinary Hospital, Restaurants and Apartments Other 6% O N E L I B E R T Y P R O P E R T I E S , I N C . I N V E S T O R P R E S E N T A T I O N 7 Retail - Furniture 5% Retail - Office Supply 2% Retail 13% Industrial 74% 2025 Base Rent by Property Type

EVOLUTION OF PORTFOLIO (1)(2) (1) Rental Income, net in accordance with Financial Accounting Standards Board Accounting Standards Codification 842 (2) All Other consists of the following property types: Office, Theaters, Health & Fitness, Veterinary Hospital, Restaurants and Apartments (3) As of December 31, 2018 (4) As of March 31, 2025 2018 Rental Income, net (3) by Property Type 2025 Rental Income, net (4) by Property Type Industrial 40% Retail 42% All Other 18% Industrial 73% Retail 22% All Other 5% O N E L I B E R T Y P R O P E R T I E S , I N C . I N V E S T O R P R E S E N T A T I O N 8

INDUSTRIAL FOCUSED PORTFOLIO (1) 36 44 46 49 54 55 56 60 20 30 40 50 60 70 2018 2019 2020 2021 2022 2023 2024 2025 Industrial Properties Owned (1) For the years ended December 31, 2018 through December 31, 2024, and for the three months ended March 31, 2025 (2) Rental Income, net in accordance with Financial Accounting Standards Board Accounting Standards Codification 842 40% 49% 55% 57% 57% 63% 68% 73% 20% 40% 60% 80% 2018 2019 2020 2021 2022 2023 2024 2025 % of Industrial Rental Income, Net (2) 9 O N E L I B E R T Y P R O P E R T I E S , I N C . I N V E S T O R P R E S E N T A T I O N

FERGUSON – TENANT PROFILE

❖ Tenant: **Ferguson Enterprises, Inc.** (NYSE: FERG)
(Source: Tenant's website)

- North America's largest distributor and wholesale supplier of commercial and residential plumbing supplies including infrastructure and HVAC
- The US business operates over 1,800 branches and 11 regional distribution centers servicing all 50 states
- Located 8 miles south of downtown Baltimore, MD and 5 miles north of Baltimore Washington International Airport
- Total assets of $17 billion and stockholders' equity of $5 billion at January 31, 2025


FERGUSON

Ferguson Enterprises – Baltimore, MD

❖ Represents **3.3%** of 2025 Base Rent

❖ Location: 4501 Hollins Avenue, Halethorpe, MD (Baltimore MSA)

- Building: **367,000 SF** on **28 acres**
- Lease expires July 31, **2027**


Cockeysville
Reisterstown
Timonium
Perry Hall
Towson
Pikesville
Parkville
Middle River
Woodlawn
Essex
Baltimore
Ellicott City
Dundalk
Glen Burnie
Severn
SUBJECT PROPERTY
4501 Hollins Avenue, Halethorpe, MD (Baltimore MSA)

INVESTOR PRESENTATION 10

FEDEX– TENANT PROFILE

- Tenant: Operating Subsidiaries of **FedEx Corporation** (NYSE: FDX) (Source: Tenant's website)
  - World's largest express transportation company with service to more than 220 countries
  - Federal Express is the largest express transportation company in the world and operates over 2,000 facilities and 175,000 vehicles
  - Total assets of $85.0 billion and stockholders' equity of $26.7 billion at February 28, 2025



FedEx – Lowell, AR (Northwest Arkansas MSA)

- **5 properties** represent **4.8%** of 2025 Base Rent and **642,888 SF**

% of 2025 Base Rent

- Lowell, AR: 1.6%
- Delport, MO: 1.2%
- Indianapolis, IN: 1.1%
- Durham, NC: 0.6%
- Pinellas Park, FL: 0.3%

- Representative: **FedEx – Lowell, AR**
  - Location: 400N Goad Springs Road, **Lowell, AR**
  - Features 240,470 SF of warehouse space, and over 7,900 SF of office space
  - Building: **248,370 SF** on **30.18 acres** of land
  - Lease expires July 23, **2027**

INVESTOR PRESENTATION 11

32 STATES 105 PROPERTIES 11.7 MILLION SQ F T PROPERTY LISTINGS INDUSTRIAL RETAIL OTHER (1) 60 Total Properties 27 Total States 9,580,585 37 Total Properties 18 Total States 1,452,938 Total Square Footage Total Square Footage 8 Total Properties 7 Total States 623,981 Total Square Footage GEOGRAPHICALLY DIVERSIFIED PORTFOLIO HIGHEST STATE CONCENTRATION BY 2025 BASE RENT 12 O N E L I B E R T Y P R O P E R T I E S , I N C . I N V E S T O R P R E S E N T A T I O N % 2025 Base Rent 2025 Base Rent Number of Properties State 11.1% $ 8,618,000 8 South Carolina 8.8 6,828,000 7 New York 7.4 5,720,000 7 Texas 7.3 5,673,000 5 Pennsylvania 6.4 4,951,000 3 Iowa 41.0% $31,790,000 30 (1) Other consists of the following property types: Office, Theaters, Health & Fitness, Veterinary Hospital, Restaurants and Apartments

DIVERSIFIED TENANT BASE % of 2025 Base Rent 2025 Base Rent Number of Properties Top Tenants 4.8% $3,744,000 5 FedEx (NYSE: FDX) 4.0 3,130,000 1 Northern Tool & Equipment 3.9 3,020,000 1 NARDA Holdings, Inc. 3.6 2,816,000 7 Havertys Furniture Companies, Inc. (NYSE: HVT) 3.3 2,523,000 1 Ferguson (NYSE: FERG) 19.6% $15,233,000 15 Total: 13 O N E L I B E R T Y P R O P E R T I E S , I N C . I N V E S T O R P R E S E N T A T I O N

LEASING CASE STUDY – INDUSTRIAL COLUMBIA, SC

- Industrial building in Blythewood, SC (**Columbia MSA**)
- The **177,040 SF** building is net leased to two tenants
- The modern industrial building was constructed in 2004, features 28' clear height and 19 loading doors
- **In 2024**, signed a 7-year lease extension with Constantia Flexibles for 53% of GLA
  - Represents a **26% increase in base rent** from the previous year's base rent
  - Includes 3% annual increases
- **In 2025**, signed a new 5-year lease with Ventcon LLC for 47% of GLA
  - Represents a **21% increase in base rent** from the previous tenant's base rent
  - Includes 4% annual increases
- Columbia is the state capital and home to the University of South Carolina. Columbia is also the new home to VW, which is investing over $2 billion for a new auto manufacturing plant.

Base Rent Upon Acquisition	$ 784,000
Rent per Square Foot	$ 4.43/SF
Current Base Rent	$1,000,400
Current Rent per Square Foot	**$ 5.65/SF**


Constantia Flexibles & Ventcon – Blythewood, SC (Columbia MSA)

ONE LIBERTY PROPERTIES, INC. INVESTOR PRESENTATION 14

STABLE OCCUPANCY (1)(2) 99.3% 97.8% 96.8% 97.0% 97.9% 98.4% 98.8% 99.2% 80.0% 90.0% 100.0% 2017 2018 2019 2020 (1) As at December 31 (2) Based on square footage, including 100% of our unconsolidated joint ventures 2021 2022 2023 2024 At March 31, 2025: Occupancy – 98.5% 15 O N E L I B E R T Y P R O P E R T I E S , I N C . I N V E S T O R P R E S E N T A T I O N

PROVEN ACQUISITION TRACK RECORD $43.2 $79.5 $49.3 $28.3 $24.3 $56.5 $13.4 $44.7 $88.3 (1) $10.0 $0.0 $20.0 $30.0 $40.0 $50.0 $60.0 $70.0 $80.0 $90.0 $100.0 2017 2018 2019 2020 (1) Represents acquisitions completed through March 31, 2025 2021 2022 2023 2024 2025 ($ in millions) SINCE 2017 – ALL ACQUISITIONS HAVE BEEN EXCLUSIVELY INDUSTRIAL PROPERTIES 16 O N E L I B E R T Y P R O P E R T I E S , I N C . I N V E S T O R P R E S E N T A T I O N

RECENT INDUSTRIAL ACQUISITIONS (1) Yield (2) Purchase Price (in ‘000s) Current Lease Expiration State MSA Tenant (or d/b/a) Date Acquired 7.9% $26,000 12/31/29 - 04/30/31 IA Council Bluffs Multi - tenant 03/14/25 7.4% $13,300 06/30/28 KS Wichita Amazon.com Services, LLC 02/06/25 6.9% $49,000 05/31/30 – 12/31/32 AL Mobile Multi - tenant (2 Properties) 01/16/25 6.8% $33,000 03/31/28 - 02/28/31 IA Council Bluffs Multi - tenant 08/19/24 8.1% $ 5,240 06/30/34 GA Savannah Russell Equipment, Inc. 05/23/24 7.1% $ 6,450 06/30/31 NM Albuquerque Quality Custom Distribution Services, Inc. 04/24/24 6.0% $13,400 05/31/30 - 01/31/32 SC Columbia Multi - tenant 07/13/23 (1) See “ - Recent Mortgages” for concurrent or subsequent financing on certain properties (2) Yield represents the annualized straight - line rent over the remaining term of the lease, divided by the purchase price 17 O N E L I B E R T Y P R O P E R T I E S , I N C . I N V E S T O R P R E S E N T A T I O N

ACQUISITION CASE STUDY – INDUSTRIAL
MOBILE, AL

- In January 2025, acquired two industrial buildings in **Theodore, AL** (Mobile MSA)
- The total **371,586 SF** buildings are net leased to four tenants with a weighted average lease term of approximately 7 years
- The **Class A** concrete tilt buildings were constructed in 2022 and 2023, feature 32'- 36' clear height and ample loading with 70 docks
- Located directly adjacent to Interstate 10 and 14 miles from the **Port of Mobile**
- Mobile is home to Airbus Aircraft Production employing 2,000 people and Austal USA, a critical shipbuilder and defense contractor for the US Navy
- The average in-place base rent per square foot of approximately $8.30/SF is **below market**. The leases increase annually by an average of 3.0%.

Purchase Price	$ 49,000,000
Mortgage	(29,000,000)
Net Equity Invested	$ 20,000,000
Year 1 Base Rent	$ 3,080,000
Interest Expense – 6.12%	(1,775,000)
Net Cash to OLP	$ 1,305,000
5-Year Cash on Cash Return	**7.63%**



Mobile Portside Buildings D & N – Theodore, AL (Mobile MSA)

ONE LIBERTY PROPERTIES, INC.

INVESTOR PRESENTATION 18

ACQUISITION CASE STUDY – INDUSTRIAL WICHITA, KS

- In February 2025, acquired an industrial building in **Wichita, KS**
- The **138,000 SF** building is net leased to Amazon through 2028 with 4% annual increases
- The **Class A** concrete tilt building was constructed in 2020, features 30' clear height and 22 loading doors
- **Demised** building providing future leasing **flexibility** to accommodate additional tenants
- Wichita is home to many aerospace companies including Textron (Citation Jets and Cessna), Spirit Aerosystems, and McConnell Air Force Base. Wichita State University is also located in Wichita whose enrollment exceeds 17,000 students.

Purchase Price	$ 13,300,000
Mortgage	(7,500,000)
Net Equity Invested	$ 5,800,000
Year 1 Base Rent	$ 966,000
Interest Expense – 6.09%	(457,000)
Net Cash to OLP	$ 509,000

5-Year Cash on Cash Return * 8.86%


amazon
amazon
Amazon Last Mile Distribution Center – Wichita, KS

* The 5-year cash on cash return assumes tenant exercises renewal option upon lease expiration in 2028

ONE LIBERTY PROPERTIES, INC.
INVESTOR PRESENTATION
19

$567.1 M Market Cap (1) 21.6 M Shares Outstanding (1) 25.8 % Insider Ownership (2) $1.80 Current Annualized Dividend 7.1 % Dividend Yield (3) FINANCIAL SUMMARY Campania International/U.S. Tape – Philadelphia, PA Applied Control Equipment – Denver, CO (1) Market cap is calculated using the shares outstanding and the closing OLP stock price of $26.27 at March 31, 2025 (2) Calculated as of March 31, 2025 (3) Calculated using the closing OLP stock price of $25.32 at June 11, 2025 20 O N E L I B E R T Y P R O P E R T I E S , I N C . I N V E S T O R P R E S E N T A T I O N

WELL LADDERED MORTGAGE DEBT MATURITIES (1) ⬥ Weighted average interest rate of 4.78% on fixed rate debt ⬥ $11.1 million of scheduled amortization of mortgages through 2026 $39.2 $34.0 $26.3 $87.9 $193.3 $13.1 $0.0 $40.0 $80.0 $120.0 $160.0 $200.0 2026 2027 2028 2029 2030 2031 & Beyond ($ in millions) BALLOON PAYMENTS DUE FOR THE TWELVE MONTHS ENDING MARCH 31, (1) All data as of March 31, 2025 21 O N E L I B E R T Y P R O P E R T I E S , I N C . I N V E S T O R P R E S E N T A T I O N

LEASE MATURITY PROFILE (1) Excludes an aggregate of 178,817 square feet of vacant space Approximate Square Feet Subject to Expiring Leases (1) % of 2025 Base Rent Represented by Expiring Leases 2025 Base Rent Represented by Expiring Leases Number of Expiring Leases Year Ending December 31, 318,319 2.3 $ 1,797,000 7 2025 902,154 6.7 5,164,000 14 2026 2,141,190 18.4 14,320,000 34 2027 1,817,934 16.0 12,435,000 24 2028 1,703,799 12.7 9,864,000 19 2029 900,904 11.4 8,844,000 19 2030 1,295,964 9.5 7,341,000 14 2031 677,222 7.2 5,587,000 11 2032 853,179 9.8 7,644,000 9 2033 225,884 3.1 2,395,000 9 2034 642,138 2.9 2,240,000 6 2035 & Beyond 11,478,687 100.0% $77,631,000 166 22 O N E L I B E R T Y P R O P E R T I E S , I N C . I N V E S T O R P R E S E N T A T I O N

DIVIDEND COVERAGE (1) $1.95 $1.98 $1.99 $1.91 $1.60 $1.80 $2.00 2021 2022 2023 2024 Historical AFFO Per Share (2) (1) A reconciliation of net income per diluted share, as determined in accordance with GAAP, to AFFO per diluted share, may be found at the end of this presentation (2) For the years ended December 31 (3) Impacting the changes in the AFFO payout ratio are distributions of gains on property sales, which gains are excluded from the calculation of AFFO 92% AFFO Payout Ratio (3) 91% AFFO Payout Ratio (3) 90% AFFO Payout Ratio (3) 94% AFFO Payout Ratio (3) Dividend Per Share of Common Stock (2) $1.80 $1.80 $1.80 $1.80 $1.80 $1.70 $1.60 $1.50 2024 2023 2022 2021 129 CONSECUTIVE QUARTERLY DIVIDENDS 23 O N E L I B E R T Y P R O P E R T I E S , I N C . I N V E S T O R P R E S E N T A T I O N

$1.0 B Gross Assets (2) 47.3% Total Debt/Gross Assets (3) 98.9% Fixed Rate Debt 2.2 to 1.0 Debt Service Coverage Ratio (4) 1.9 to 1.0 Fixed Charge Coverage Ratio (4) BALANCE SHEET – POSITIONED TO SUPPORT GROWTH (1) ⬥ As of June 11, 2025, $84.7 million available on our Line of Credit, subject to borrowing base requirements, giving the availability to acquire in excess of an estimated $ 250 million of properties (1) Except as indicated, all data as of March 31, 2025 (2) Gross assets represent total assets plus accumulated depreciation of $193.3 million (3) Total debt excludes unamortized deferred financing costs and intangible mortgage assets (i.e ., $4.2 million and $633,000, respectively) (4) Calculated in accordance with the terms of our credit facility 24 O N E L I B E R T Y P R O P E R T I E S , I N C . I N V E S T O R P R E S E N T A T I O N

INVESTOR PRESENTATION APPENDICES O NE L IBERTY P ROPERTIES

RECENT MORTGAGES

Date Financed/ Refinanced	Property Type	Tenant (or d/b/a)	MSA	State	Mortgage Amount (in '000s)	New Money (in '000s)	Mortgage Maturity	Interest Rate
NEW MORTGAGES								
03/14/25	Industrial	Multi-tenant	Council Bluffs	IA	$15,600	N/A	04/01/35	6.42% [1]
02/06/25	Industrial	Amazon.com Services, LLC	Wichita	KS	$ 7,500	N/A	03/01/30	6.09% [2]
01/16/25	Industrial	Multi-tenant (2 Properties)	Mobile	AL	$29,000	N/A	02/01/35	6.12% [1]
10/25/24	Industrial	Mitsubishi Electric Power Products, Inc.	New York	NY	$ 4,500	N/A	11/01/29	5.86%
10/02/24	Industrial	HD Supply Facilities Maintenance, LTD.	Omaha	NE	$ 5,500	N/A	11/01/29	5.94% [2]
08/19/24	Industrial	Multi-tenant	Council Bluffs	IA	$18,425	N/A	09/01/34	6.08% [1]
06/07/24	Industrial	Russell Equipment, Inc.	Savannah	GA	$ 2,812	N/A	07/01/35	6.00%
06/07/24	Industrial	Quality Custom Distribution Services, Inc.	Albuquerque	NM	$ 3,401	N/A	01/01/32	6.00%
				TOTALS	$86,738			
REFINANCED MORTGAGES								
07/18/24	Industrial	Multi-tenant	St. Louis	MO	$15,500	$ 6,300	08/01/30	6.17%
03/04/24	Industrial	DSG	St. Louis	MO	$ 6,000	$ 300	04/01/34	6.24%
01/18/24	Retail	Multi-tenant	Royersford	PA	$22,000	$ 3,900	02/01/34	6.14%
				TOTALS	$43,500	$10,500		

(1) This mortgage is interest only for the first five years

(2) This mortgage is interest only through maturity

ONE LIBERTY PROPERTIES, INC.

INVESTOR PRESENTATION 26

OPPORTUNISTIC DISPOSITIONS

2024 SALES

Date Sold	Date Acquired	Property Type	Tenant (or d/b/a)	MSA	State	Gross Sales Price (in '000s)	Net Gain (in '000s)
12/27/24	12/12/12	Health & Fitness	LA Fitness	Secaucus	NJ	$ 21,428	$ 6,436
12/10/24	06/16/16	Retail	Advance Auto Parts	Columbus	OH	$ 1,565	$ 224
09/16/24	05/21/14	Retail	Hobby Lobby	Minneapolis	MN	$ 4,750	$ 921
08/29/24	05/30/19	Industrial	Former Echo, Inc.	Lake County	IL	$ 4,425	$ 1,177
08/15/24	08/09/11	Health & Fitness	Former LA Fitness	Cincinnati	OH	$ 4,350	$ 17(1)
06/28/24	09/26/08	Retail	Former Bed Bath & Beyond	Atlanta	GA	$ 6,700	$ 2,072
06/10/24	10/25/12	Retail	Walgreens	Cape Girardeau	MO	$ 2,793	$ 978(2)
06/07/24	02/07/12	Retail	Urban Outfitters	Lawrence	KS	$ 1,300	$ 43
06/06/24	04/07/06	Retail	Havertys	Wichita	KS	$ 6,600	$ 1,884
05/09/24	12/26/12	Industrial	FedEx	Dayton	OH	$ 2,793	$ 1,507
05/06/24	03/12/12	Restaurant	Applebee's	Atlanta	GA	$ 2,834	$ 964
03/06/24	02/25/15	Restaurant Parcel	Hacienda Colorado	Lakewood	CO	$ 2,900	$ 1,784(3)
					TOTALS	**$62,438**	**$18,007**
					NET PROCEEDS ON SALES	**$38,217(4)**	

(1) Excludes an impairment charge of $1.1 million recognized during the second quarter of 2024
(2) Represents 100% of the gain on the sale of a property owned by a consolidated joint venture in which we held a 95% interest. Our share of the gain was approximately $873,000.
(3) Represents 100% of the gain on the sale of a restaurant parcel at a multi-tenant shopping center owned by a consolidated joint venture in which we hold a 90% interest. Our share of the gain was approximately $1.6 million.
(4) After giving effect to $19.9 million of mortgage debt repayments

ONE LIBERTY PROPERTIES, INC.
INVESTOR PRESENTATION
27

INVESTMENT HIGHLIGHTS

- Successful execution on portfolio transformation to industrial properties
- Focused on strong Real Estate fundamentals
- Proven Acquisition team – over 19 new properties added since 2020
- Reflecting strong cash flow – dividend paid 129 consecutive quarters or past 32 years
- Disciplined record through multiple economic cycles
- Alignment of interest with stockholders – significant insider ownership

ONE LIBERTY PROPERTIES, INC.
INVESTOR PRESENTATION
28

NON - GAAP FINANCIAL MEASURES One Liberty compute funds from operations, or FFO, in accordance with the “White Paper on Funds From Operations” issued by the National Association of Real Estate Investment Trusts (“NAREIT”) and NAREIT’s related guidance. FFO is defined in the White Paper as net income (calculated in accordance with GAAP), excluding depreciation and amortization related to real estate, gains and losses from the sale of certain real estate assets, gains and losses from change in control, impairment write - downs of certain real estate assets and investments in entities where the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity. Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect FFO on the same basis. In computing FFO, One Liberty does not add back to net income the amortization of costs in connection with its financing activities or depreciation of non - real estate assets. One Liberty computes adjusted funds from operations, or AFFO, by adjusting from FFO for our straight - line rent accruals and amortization of lease intangibles, deducting from income, additional rent from a ground lease tenant, income on settlement of litigation, income on insurance recoveries from casualties, lease termination and assignment fees, and adding back to income amortization of restricted stock and restricted stock unit compensation expense, amortization of costs in connection with its financing activities (including our share of our unconsolidated joint ventures), debt prepayment costs and amortization of lease incentives and mortgage intangible assets. Since the NAREIT White Paper does not provide guidelines for computing AFFO, the computation of AFFO varies from one REIT to another. One Liberty believes that FFO and AFFO are useful and standard supplemental measures of the operating performance for equity REITs and are used frequently by securities analysts, investors and other interested parties in evaluating equity REITs, many of which present FFO and AFFO when reporting their operating results. FFO and AFFO are intended to exclude GAAP historical cost depreciation and amortization of real estate assets, which assumes that the value of real estate assets diminish predictably over time. In fact, real estate values have historically risen and fallen with market conditions. As a result, management believes that FFO and AFFO provide a performance measure that when compared year over year, should reflect the impact to operations from trends in occupancy rates, rental rates, operating costs, interest costs and other matters without the inclusion of depreciation and amortization, providing a perspective that may not be necessarily apparent from net income. Management also considers FFO and AFFO to be useful in evaluating potential property acquisitions. FFO and AFFO do not represent net income or cash flows from operating, investing, or financing activities as defined by GAAP. FFO and AFFO should not be considered to be an alternative to net income as a reliable measure of our operating performance; nor an alternative to cash flows from operating, investing or financing activities (as defined by GAAP) as measures of liquidity. FFO and AFFO do not measure whether cash flow is sufficient to fund all of our cash needs, including principal amortization, capital improvements and distributions to stockholders. Management recognizes that there are limitations in the use of FFO and AFFO. In evaluating our performance, management is careful to examine GAAP measures such as net income and cash flows from operating, investing and financing activities. O N E L I B E R T Y P R O P E R T I E S , I N C . I N V E S T O R P R E S E N T A T I O N 29

GAAP RECONCILIATION

The following table provides a reconciliation of net income per share of common stock (on a diluted basis) in accordance with GAAP to FFO and AFFO

	3 MONTHS ENDED	YEARS ENDED DECEMBER 31,			
	MARCH 31, 2025	2024	2023	2022	2021
GAAP net income attributable to One Liberty Properties, Inc.	**$0.18**	**$1.40**	**$1.38**	**$1.99**	**$1.85**
Add: depreciation & amortization of properties	0.30	1.10	1.13	1.09	1.06
Add: our share of depreciation & amortization of unconsolidated JVs	-	-	0.02	0.02	0.03
Add: impairment loss	-	0.05	-	-	-
Add: our share of impairment loss of unconsolidated JV property	-	-	0.04	-	-
Add: amortization of deferred leasing costs	0.01	0.04	0.03	0.03	0.02
Deduct: gain on sale of real estate, net	(0.05)	(0.84)	(0.80)	(0.79)	(1.21)
Adjust: equity in loss (earnings) from sale of unconsolidated JVs	-	-	0.01	-	(0.04)
Adjustments for non-controlling interests	-	0.02	0.01	-	0.01
NAREIT funds from operations per share of common stock	**$0.44**	**$1.77**	**$1.82**	**$2.34**	**$1.72**
Deduct: straight-line rent accruals & amortization of lease intangibles	(0.03)	(0.13)	(0.13)	(0.16)	(0.06)
Deduct: lease termination fee income	-	(0.01)	-	-	(0.03)
Deduct: other income & income on settlement of litigation	-	(0.01)	(0.01)	(0.25)	-
Deduct: additional rent from ground lease tenant	-	-	-	(0.22)	-
Deduct: income on insurance recoveries from casualty loss	-	-	-	(0.04)	(0.03)
Add: amortization of restricted stock & RSU compensation	0.06	0.23	0.25	0.26	0.26
Add: amortization & write-off of deferred financing costs	0.01	0.04	0.04	0.05	0.05
Add: amortization of lease incentives and mortgage intangible assets	-	0.02	0.02	-	-
Add: prepayment costs on debt	-	-	-	-	0.04
Adjusted funds from operations per share of common stock	**$0.48**	**$1.91**	**$1.99**	**$1.98**	**$1.95**

ONE LIBERTY PROPERTIES, INC.

INVESTOR PRESENTATION 30